EXHIBIT 99

CERTIFICATION OF PERIODIC REPORT

I, Peter C. Brown, Chairman of the Board, Chief Executive Officer and President of AMC Entertainment Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the

quarterly period ended September 26, 2002, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities

Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 8, 2002

/s/ Peter C. Brown________________

Peter C. Brown

Chairman of the Board, Chief Executive

Officer and President